SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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[X]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to §240.14a-12

MISONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MISONIX, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tuesday, December 11, 2007

To the Shareholders of
MISONIX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the ‘‘Annual Meeting’’) of MISONIX, INC., a New York corporation (the ‘‘Company’’), will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York 11747 on Tuesday, December 11, 2007 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

1.	To elect six Directors to the Board of Directors;

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm; and

3.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

Only shareholders of record on the books of the Company at the close of business on November 1, 2007 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,
RICHARD ZAREMBA Secretary

MISONIX, INC.
1938 New Highway
Farmingdale, New York 11735

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, December 11, 2007

The Annual Meeting of Shareholders (the ‘‘Annual Meeting’’) of MISONIX, INC. (the ‘‘Company’’) will be held on Tuesday, December 11, 2007, at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York 11747 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company (‘‘Board of Directors’’ or ‘‘Board’’) for use at the Annual Meeting to be held on Tuesday, December 11, 2007, and at any adjournments of the Annual Meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to shareholders is November 9, 2007.

If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified. In the absence of such directions, the Proxy will be voted in accordance with the recommendations of management. Any person executing a Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

On November 1, 2007 (the ‘‘Record Date’’), the Company had outstanding 7,001,369 shares of its only class of voting securities, namely common stock, $.01 par value per share (the ‘‘Common Stock’’). Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors; on all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (‘‘broker non-votes’’), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors and the ratification of the selection of Grant Thornton LLP (‘‘Grant Thornton’’) as the Company’s independent registered public accounting firm. Unless contrary instructions are given, all Proxies received pursuant to this solicitation will be voted in favor of the (i) election of the nominees named in Proposal One and (ii) ratification of the selection of Grant Thornton.

SECURITY OWNERSHIP

The following table sets forth as of November 1, 2007, certain information with regard to the ownership of the Company’s Common Stock by (i) each beneficial owner of more than 5% of the Company’s Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the ‘‘Summary Compensation Table For The 2007 Fiscal Year’’ below; and (iv) all executive officers and Directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

Name and Address(1)	Common Stock Beneficially Owned		Percent of Class
Michael A. McManus, Jr.	1,233,251	(2)	15.2%
Gary Gelman	458,947	(3)	6.6%
Howard Alliger	446,608	(4)	6.2%
Ronald Manna	109,311	(5)	1.5%
Richard Zaremba	91,833	(6)	1.3%
T. Guy Minetti	57,000	(7)		*
Thomas F. O’Neill	57,000	(8)		*
Dan Voic	56,118	(9)		*
John W. Gildea	20,000	(10)		*
Dr. Charles Miner III	20,000	(11)		*
Frank Napoli	1,583	(12)		*
W. Paul Constantine	0			*
All executive officers and Directors as a group (twelve people)	2,092,704	(13)	24.5	%(14)

*	Less than 1%
(1)	Except as otherwise stated, the business address of each of the named individuals in this table is c/o MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735.
(2)	Includes 1,050,000 shares of Common Stock which Mr. McManus has the right to acquire upon exercise of stock options which are currently exercisable.
(3)	Mr. Gelman’s address is c/o American Claims Evaluation, Inc., One Jericho Plaza, Jericho, New York 11753.
(4)	Includes 55,000 shares of Common Stock which Mr. Alliger has the right to acquire upon exercise of stock options which are currently exercisable.
(5)	Includes 85,417 shares of Common Stock which Mr. Manna has the right to acquire upon exercise of stock options which are currently exercisable.
(6)	Includes 86,333 shares of Common Stock which Mr. Zaremba has the right to acquire upon exercise of stock options which are currently exercisable.
(7)	Includes 50,000 shares of Common Stock which Mr. Minetti has the right to acquire upon exercise of stock options which are currently exercisable.
(8)	Includes (i) 50,000 shares of Common Stock which Mr. O’Neill has the right to acquire upon exercise of stock options which are currently exercisable and (ii) 7,000 shares of Common Stock which Mr. O’Neill has pledged to a brokerage firm.
(9)	Includes 56,118 shares of Common Stock which Mr. Voic has the right to acquire upon exercise of stock options which are currently exercisable.
(10)	Includes 20,000 shares of Common Stock which Mr. Gildea has the right to acquire upon exercise of stock options which are currently exercisable.
(11)	Includes 20,000 shares which Dr. Miner has the right to acquire upon exercise of stock options which are currently exercisable.
(12)	Includes 1,583 shares which Mr. Napoli has the right to acquire upon exercise of stock options which are currently exercisable.
(13)	Includes the shares of Common Stock indicated in notes (2), (4),(5),(6), (7), (8), (9), (10), (11) and (12).
(14)	Calculation includes exercisable options to acquire 1,474,451 shares of Common Stock held by the persons noted.

***

PROPOSAL ONE

ELECTION OF DIRECTORS

Six Directors are to be elected at the Annual Meeting. The term of each Director expires at the Annual Meeting, with Messrs. Alliger, Gildea, McManus, Miner, Minetti, and O’Neill standing for reelection for a term of one year. The following table contains information regarding all Directors and executive officers of the Company:

Name	Age	Position with Company	Director Since
Howard Alliger	80	Director	1971
T. Guy Minetti	56	Director	2003
Thomas F. O’Neill	61	Director	2003
John W. Gildea	64	Director	2005
Dr. Charles Miner III	56	Director	2005
Michael A. McManus, Jr.	64	Director, President and Chief Executive Officer	1998
Richard Zaremba	52	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	—
Dan Voic	45	Vice President of R&D and Engineering	—
W. Paul Constantine*	36	Senior Vice President — Strategic Planning and New Product Development	—
Ronald Manna	53	Vice President — Regulatory Affairs	—
Frank Napoli	50	Vice President — Operations	—

*	W. Paul Constantine resigned from the Company in January 2007

Principal Occupations and Business Experience of Directors and Executive Officers

The following is a brief account of the business experience of the Company’s Directors:

Howard Alliger founded the Company’s predecessor in 1955 and the Company was a sole proprietorship until 1960. The Company name then was Heat Systems-Ultrasonics. Mr. Alliger was President of the Company until 1982 and Chairman of the Board until 1996. He has been awarded 25 patents and has published various papers on ultrasonic technology. In 1959, Mr. Alliger sold the first sonicator in the United States. For three years, ending in 1991, Mr. Alliger was the President of the Ultrasonic Industry Association. Mr. Alliger holds a BA degree in economics from Allegheny College and attended Cornell University School of Engineering for four years. He has also established, and is President of, two privately-held entities which are engaged in pharmaceutical research and development.

T. Guy Minetti is the founder, and is Managing Director of, Senior Resource Advisors LLC, a management consulting firm. Prior to founding Senior Resource Advisors LLC, Mr. Minetti served as the Vice Chairman of the Board of Directors of 1-800-Flowers.Com, Inc., a publicly-held specialty gift retailer based in Westbury, New York. Before joining 1-800-Flowers.Com, Inc. in September 2000, Mr. Minetti was the Managing Director of Bayberry Advisors, an investment banking firm he founded in 1989 to provide corporate finance advisory services to small-to-medium-sized businesses. From 1981 through 1989, Mr. Minetti was a Managing Director of the investment banking firm, Kidder, Peabody & Company. While at Kidder, Peabody, Mr. Minetti worked in the investment banking and high yield bond departments.

Thomas F. O’Neill has been a principal of Sandler O’Neill & Partners, L.P., an investment banking firm, since founding such firm in 1988. From 1985 through 1988, Mr. O’Neill was a Managing Director of Bear Stearns & Co., Inc. From 1972 through 1985, Mr. O’Neill was employed by L.F. Rothschild. Mr. O’Neill serves on the Board of Directors of Archer-Daniels-Midland Company and The Nasdaq Stock Market, Inc. Mr. O’Neill is a graduate of New York University and a veteran of the United States Air Force.

John W. Gildea is the founding principal of Gildea Management Co. (‘‘Gildea Management’’), a management company of special situations with middle market companies in the United States and

Central Europe. From 2000 to 2005 Gildea Management formed a joint venture with F.O. Hambro Capital Management Co. to manage accounts targeting high yield debt and small capitalization equities. From 1996 to 2000 Gildea Management formed and founded Latona Europe, a joint venture between Latona U.S., Lazard Co., and Gildea Management to restructure several Czech Republic companies. Before forming Gildea Management in 1990, Mr. Gildea managed the Corporate Series Group at Donaldson, Lufkin and Jenrette, an investment banking firm. Mr. Gildea is a graduate of the University of Pittsburgh.

Dr. Charles Miner III currently practices internal medicine in Darien, Connecticut. Dr. Miner is on staff at Stamford and Norwalk Hospitals and is an instructor in clinical medicine at Columbia University College of Physicians and Surgeons. Dr. Miner received his M.D. from the University of Cincinnati College of Medicine in 1979 and received a Bachelor of Science from Lehigh University in 1974.

Michael A. McManus, Jr. became President and Chief Executive Officer of the Company on October 30, 1998. Prior to this, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of such company from 1990 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. He serves as a member of the Board of Directors of American Home Mortgage Investment Corp., A. Schulman Inc. and Novavax, Inc.

The Board of Directors recommends a vote FOR the election of these nominees as Directors.

The following is a brief account of the business experience of the Company’s executive officers:

Michael A. McManus, Jr. became President and Chief Executive Officer of the Company on October 30, 1998. Prior to this, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of such company from 1990 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. He serves as a member of the Board of Directors of American Home Mortgage Investment Corp., A. Schulman Inc. and Novavax, Inc.

Richard Zaremba became Senior Vice President in September 2004. He became Vice President and Chief Financial Officer in February 1999. Mr. Zaremba became Secretary and Treasurer in March 1999. From March 1995 to February 1999, he was Vice President and Chief Financial Officer of Comverse Information Systems, Inc., a manufacturer of digital voice recording systems. Previously, Mr. Zaremba was Vice President and Chief Financial Officer of Miltope Group, Inc., a manufacturer of electronic equipment. Mr. Zaremba is a licensed certified public accountant in the State of New York and holds BBA and MBA degrees in Accounting from Hofstra University.

Dan Voic became Vice President of R&D and Engineering in January 2002. Prior thereto, he served as Engineering Manager and Director of Engineering of the Company. Mr. Voic has approximately 14 years experience in both medical and industrial product development. Mr. Voic holds a M.S. degree in mechanical engineering from Polytech University ‘‘Traian Vuia’’ of Timisoara, Romania and a MS degree in applied mechanics from Polytechnic University of New York.

Dr. W. Paul Constantine became Senior Vice President — Strategic Planning and New Product Development in September 2005. Dr. Constantine’s career has focused on the development and management of world-class marketing and sales programs for global medical device companies. Most recently, he was responsible for two units representing medical and related products at Henry Schein, Inc.

Earlier, Dr. Constantine held product development and marketing strategy positions with leading medical products suppliers, including units of and/or entities later acquired by Aesculap-B. Braun, Boston Scientific, Medtronic, and Smith & Nephew. He graduated from Samuel Merritt College with a doctorate degree after completing undergraduate studies at Loma Linda University.

Ronald Manna became Vice President — Regulatory Affairs of the Company in September 2005. From July 2002 through September 2005, he served as Vice President — New Product Development and Regulatory Affairs. For more than five years prior thereto, Mr. Manna served as Vice President — Operations of the Company. Mr. Manna holds a BS degree in mechanical engineering from Hofstra University.

Frank Napoli became Vice President — Operations in September 2004. From March 2004 to September 2004, Mr. Napoli was Vice President of Manufacturing for Spellman High Voltage Electronics Corp. Previously, Mr. Napoli was Director of Manufacturing for Telephonics Corporation. Mr. Napoli holds a B.S. degree in Mechanical Engineering from the New York Institute of Technology.

Each of the Company’s executive officers is to serve until the next annual meeting of shareholders or until his earlier resignation or removal.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2007, the Board of Directors held four meetings and the Stock Option Committee held one meeting. The Audit Committee met four times and the Compensation Committee met once during the last fiscal year. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of Committees of which he was a member that were held during the Company’s last fiscal year.

In compliance with requirements of the Qualitative Listing Requirements of The Nasdaq Stock Market LLC (the ‘‘NASD listing standards’’), the non-management directors of the Board of Directors met four times in executive session during the fiscal year ending June 30, 2007.

Committees of the Board

Currently, the only standing committees of the Board of Directors of the Company are its Stock Option Committees, the Audit Committee and the Compensation Committee.

The Stock Option Committee for the 1991 Employee Stock Option Plan, the 1996 Employee Stock Option Plan, the 1998 Employee Stock Option Plan, the 2001 Employee Stock Option Plan and the 2005 Employee Equity Incentive Plan consists of Messrs. Alliger, Minetti, O’Neill and Gildea. The Stock Option Committee for the 1996 Non-Employee Director Stock Option Plan and the 2005 Non-Employee Director Stock Option Plan consists of Messrs. McManus, Alliger, Minetti, O’Neill and Gildea. The Stock Option Committees are responsible for administering the Company’s stock option plans.

The Company has a separately-designated standing audit committee established in accordance with section 3(a) (58) (A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The members of the Audit Committee are Messrs. Gildea, Miner, Minetti and O’Neill. The Board of Directors has determined that each member of the Audit Committee is ‘‘independent’’ not only under the NASD listing standards but also within the definition contained in a final rule of the Securities and Exchange Commission (the ‘‘SEC’’). Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are ‘‘audit committee financial experts’’ within the definition contained in a final rule adopted by the SEC. The Audit Committee is primarily responsible for (i) overseeing the integrity of the Company’s financial statements, (ii) overseeing the Company’s internal controls and procedures for finance, accounting, disclosure and legal compliance, (iii) monitoring the independence and performance of the Company’s independent auditors and (iv) providing an avenue of communication between the independent auditors, management and the Board of Directors.

The Compensation Committee consists of Messrs. Alliger, Minetti, O’Neill and Gildea. The Compensation Committee is responsible for considering and authorizing remuneration arrangements for senior management. The Compensation Committee does not have a written charter.

Nomination of Directors

The Company does not currently have a standing nominating committee or a formal nominating committee charter. Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process and does not unnecessarily restrict the input that might be provided from an independent director who could be excluded from a committee. Currently, five of the six directors are independent. Furthermore, the Board has adopted by resolution a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Board. Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors are re-nominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the NASD listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the NASD listing standards; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources, as described above. Recommendations must be in writing and mailed to MISONIX, INC., 1938 New Highway, Farmingdale, NY 11735, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Director Compensation

	DIRECTOR COMPENSATION FOR THE 2007 FISCAL YEAR
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(1)	Total ($)
Michael A. McManus, Jr.	-0-	-0-	-0-
John Gildea	23,750	44,850	68,600
Howard Alliger	18,750	44,850	63,600
Dr. Charles Miner III	23,750	44,850	68,600
T. Guy Minetti	28,750	44,850	73,600
Thomas F. O’Neill	23,750	44,850	68,600

(1)	Outstanding options at fiscal year end for Messrs. O’Neill and Minetti are 60,000 shares; Mr. Alliger is 70,000 shares and Messrs. Gildea and Miner are 30,000 shares. Each non-employee director receives an annual fee of $15,000 plus members of the Audit Committee receive an additional $5,000 and the Audit Committee Chairman receives an additional $10,000. For the fiscal year ended June 30, 2007, options to purchase 15,000 shares of Common Stock were granted to each non-employee director. Each non-employee director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of the Board of Directors or while traveling in furtherance of the business of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities (‘‘Reporting Persons’’) to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and The NASDAQ Stock Market LLC (the ‘‘Nasdaq Market’’). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD Market. Based solely on the Company’s review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2007.

Communications with Directors

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors, with the non-management Directors or with a specific Board member, by writing to the Board (or the non-management Directors or a specific Board member) and delivering the communication in person or mailing it to: Board of Directors, Privileged & Confidential, c/o Richard Zaremba, Secretary, MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter. The non-management Directors are: Messrs. Alliger, Minetti, O’Neill, Gildea and Miner. From time to time, the Board of Directors may change the process by which shareholders may communicate with the Board of Directors or its members. Any changes in this process will be posted on the Company’s website or otherwise publicly disclosed.

Director Independence

The Company is required to have a Board of Directors a majority of whom are ‘‘independent’’ as defined by the NASD listing standards and to disclose in the proxy statement for each annual meeting those Directors that the Board of Directors has determined to be independent. Based on such definition, the Board of Directors has determined that all Directors other than Mr. McManus, who is an officer of the Company, are independent.

The Company is required to have an audit committee of at least three members composed solely of independent Directors. The Board of Directors is required under the NASD listing standards to affirmatively determine the independence of each Director on the Audit Committee. The Board has determined that each member of the Audit Committee is ‘‘independent’’ not only under the NASD listing standards but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are ‘‘audit committee financial experts’’ within the definition contained in a final rule adopted by the SEC.

Corporate Governance

The Company has an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our policies and procedures in light of such developments. We comply with the rules and regulations promulgated by the SEC and the Nasdaq Market, and implement other corporate governance practices we believe are in the best interests of the Company and the shareholders.

Board Attendance at Annual Meetings of Shareholders

The Company does not currently have a formal policy regarding Director attendance at the Annual Meeting of Shareholders. It is, however, expected that Directors will be in attendance, absent compelling circumstances. Except for Mr. O’Neill, all members of the Board of Directors attended the Company’s Annual Meeting of Shareholders held on December 14, 2006.

Code of Ethics

The Company has adopted a code of ethics that applies to all of its Directors, officers (including its Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees. The Company has filed a copy of this Code of Ethics as Exhibit 14 to its Annual Report on Form 10-K for the fiscal year ended June 30, 2004. The Company has also made the Code of Ethics available on its website at www.MISONIX.com.

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt and handling of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential, anonymous submission by employees of concerns regarding auditing or accounting matters.

The Audit Committee has furnished the following report. The information contained in the ‘‘Audit Committee Report’’ is not to be deemed to be ‘‘soliciting material’’ or to be ‘‘filed’’ with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filings.

 Audit Committee Report

Management is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audit or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on the Company’s financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles in the United States, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact ‘‘independent’’.

The Audit Committee of the Company’s Board of Directors is currently composed of four Directors, none of who are officers or employees of the Company. The Board of Directors has determined that (1) all members of the Audit Committee are financially literate and independent under the NASD listing standards, and (2) Messrs. Gildea, Minetti and O’Neill are ‘‘audit committee financial experts’’, as defined under the rules and regulations promulgated by the SEC. The written charter for the Audit Committee adopted by the Board of Directors is attached as Exhibit A to this Proxy Statement.

In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of the Company. Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries and such selection is subsequently presented to the Company’s shareholders for ratification.

The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2007 with our management; has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the review and discussions of the above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 for filing with the SEC.

Reported upon by the Audit Committee

T. Guy Minetti
Thomas F. O’Neill
John W. Gildea
Dr. Charles Miner III

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

Our compensation program is intended to:

•	Attract, motivate, retain and reward employees of outstanding ability;

•	Link changes in employee compensation to individual and corporate performance;

•	Align employees’ interests with those of the shareholders.

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and stock option awards.

The Compensation Committee has the final authority regarding compensation for the Company’s named executive officers. As noted below, however, the Company’s Chief Executive Officer periodically advises the Compensation Committee as to suggested levels of compensation and benefits for the named executive officers. The Compensation Committee’s membership is determined by the Board.

Base Salaries

Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company’s performance and job responsibilities during the year are considered. Executive salaries are reconciled by Human Resources and evaluated against local companies of similar size and nature. Our Chief Executive Officer periodically presents the Compensation Committee with breakdowns of all of the components of compensation for each named executive officer, and may make recommendations concerning such named executive officer’s overall compensation package for the following fiscal year. The Compensation Committee reviews the recommendations of the Chief Executive Officer carefully in light of his proximity to the other executives and knowledge of their contributions to and goals for continuing achievement with the Company. The Compensation Committee does not rely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Chief Executive Officer and our other named executive officers. The Compensation Committee may accord different weight at different times to different factors for each named executive officer.

Annual Bonus Plan Compensation

The Compensation Committee of the Board of Directors approves annual performance based compensation. The purpose of the annual bonus based compensation is to motivate executive officers and key employees. Target bonuses, based upon recommendations from the Chief Executive Officer, are evaluated and approved by the Compensation Committee for all employees other than the Chief Executive Officer. The bonus recommendations are derived from individual and Company performance and are not based on a specific formula but are discretionary. The Chief Executive Officer’s bonus compensation is derived from the Board of Directors’ recommendation to the Compensation Committee based upon the Chief Executive Officer’s performance and Company performance and is not based on a specific formula but is discretionary.

Stock Option Awards

Stock option awards are indented to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price, and to help align executives’ and shareholders’ interests. Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers.

Annual option grants to executive officers are made in the form of incentive stock options (‘‘ISO’s’’) to the fullest extent permitted under tax rules, with the balance granted in the form of nonqualified stock options (‘‘NQSO’s’’). ISO’s have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant, at date of grant for market value of ISO’s that become exercisable for any employee in any year, may not exceed $100,000.

Our current standard vesting schedule for all employees is 25% on the first anniversary of the date of grant, 50% on the second anniversary of the date of grant, 75% on the third anniversary of the date of grant and 100% on the fourth anniversary of the date of grant.

401(k) Plan

Our Individual Deferred Tax and Savings Plan (the ‘‘401(k) plan’’) is a tax qualified retirement savings plan pursuant to which all of the Company’s U.S. employees may defer compensation under Section 401(k) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The Company contributes an amount equal to 25% of salary contributed under the 401(k) plan by an eligible employee, up to the maximum allowed under the Code. We do not provide any supplemental retirement benefits to executive officers.

Change in Control Benefits

Change in control benefits are intended to diminish the distinction that executives would face by virtue of the personal uncertainties created by a pending or threatened change in control and to assure that the Company will continue to have the executive’s full attention and services at all time. Our change in control benefits are designed to be competitive with similar benefits available at companies with which we compete for executives’ talent. These benefits, as one element of our total compensation program, help the Company attract, retain and motivate highly talented executives.

Mr. McManus has an agreement that provides, after a change in control of the Company, for a one-time additional compensation payment equal to his annual base salary and a bonus of no less than two hundred and fifty thousand ($250,000) dollars. A ‘‘change in control’’ shall be deemed to have occurred in the event (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or group of such ‘‘persons’’, without the consent of the Board, is or becomes a ‘‘beneficial owner’’ (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, or (ii) of a merger, consolidation or other combination the result of which is the ownership by shareholders of the Company of less than 60% of those voting securities of the resulting or acquiring entity having the power to elect a majority of the Board of Directors of such entity.

Notwithstanding the foregoing, no change in control shall be deemed to have occurred requiring payment to Mr. McManus by virtue of (i) any transaction which results in Mr. McManus or a group of persons which includes Mr. McManus, acquiring, directly or indirectly, 30% or more of any class of voting securities of the Company, or (ii) if Mr. McManus continues in the employ of the Company more than 6 months following the occurrence of an event which would otherwise constitute a change in control.

Mr. Zaremba has an agreement for the payment of six months of annual base salary upon a change in control of the Company.

Mr. Manna has an agreement with the Company which provides for the payment of six months severance upon his termination for any reason.

The Company provides, in each of its option agreements with named executive officers, for accelerated vesting upon a change in control of the Company. The Company believes that, in the context of a potential change in control, named executive officers, who have contributed to the value of the Company and the potential returns available to other shareholders in connection with such change in control, should be entitled to participate with other shareholders in realizing the value contributed to the Company. Accordingly, the accelerated vesting of stock options is intended to compensate executives for their contributions up to and including the date of a change in control, and to provide additional incentive to remain employed by the Company in order to assist in effectuating such potential change in control. For fiscal year 2007 the named executive officers held unvested stock options. Accordingly, the named executive officers, as of the end of fiscal year 2007, would have been entitled to accelerated vesting upon a change in control of the Company occurring on such date.

Tax deductibility of Executive Compensation

Section 162(m) of the Code limits to $1,000,000 per person the amount that we may deduct for compensation paid to any of our most highly compensated officers in any year. In fiscal 2007, there was no executive officer’s compensation that exceeded $1,000,000.

The Compensation Committee has furnished the following report. The information contained in the ‘‘Compensation Committee Report’’ is not to be deemed to be ‘‘soliciting material’’ or to be ‘‘filed’’ with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filings.

 Compensation Committee Report

The Compensation Committee has received and discussed the Compensation Discussion and Analysis section above with management and, based on the review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Howard Alliger
T. Guy Minetti
Thomas F. O’Neill
John W. Gildea

* * *

The following table sets forth information for the fiscal year ended June 30, 2007 concerning the compensation awarded to, earned by or paid to our named executive officers during Fiscal 2007 for services rendered to the Company.

SUMMARY COMPENSATION TABLE FOR THE 2007 FISCAL YEAR

Name and Principal Position	Fiscal Year Ended June 30,	Salary ($)	Bonus ($)	(1)Options Awards ($)	Total ($)
Michael A. McManus, Jr.	2007	$275,000	—	—	275,000
President and Chief Executive Officer	2006	275,000	—	—	275,000
	2005	275,000	250,000	401,875	926,875
Richard Zaremba	2007	183,790	23,000	23,640	230,430
Senior Vice President, Chief Financial Officer,	2006	178,437	28,000	45,680	252,117
Secretary and Treasurer	2005	170,740	33,000	109,062	312,802

Dan Voic	2007	126,915	18,000	15,760	160,675
Vice President of Research and	2006	123,224	20,000	28,550	171,774
Development and Engineering	2005	119,600	22,000	72,708	214,308

Ronald Manna	2007	111,342	5,000	5,910	122,252
Vice President — Regulatory Affairs	2006	108,099	5,000	11,420	124,519
	2005	104,948	4,000	24,236	133,184
Frank Napoli	2007	121,690	7,000	7,880	136,570
Vice President — Operations	2006	118,146	7,000	7,200	132,846
	2005	90,824	—	—	90,824
Dr. W. Paul Constantine(2)	2007	101,563	20,000	19,700	141,263
Senior Vice President — Strategic	2006	153,601	—	61,080	214,681
Planning and New Product Development	2005	—	—	—	—

(1)	Represents the compensation costs of stock option awards for financial reporting purposes for the fiscal year under SFAS 123R, rather than an amount paid to or realized by the named executive officer. See Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 for a discussion of the assumptions used in calculating the aggregate grant date fair value computed in accordance with SFAS 123R. There can be no assurance that the SFAS 123R amounts will be realized.
(2)	Dr. Constantine is no longer employed by the Company.

Employment Agreements

In October 2005, the Company entered into an employment agreement with its President and Chief Executive Officer which expires on October 31, 2008 and is automatically renewable for one-year periods unless notice is given by the Company or Mr. McManus that it or he declines to renew the agreement. This agreement provides for an annual base compensation of $275,000 and a Company-provided automobile. The agreement also provides for a discretionary bonus.

In conformity with the Company’s policy, all of its directors, officers and employees execute confidentiality and nondisclosure agreements upon the commencement of employment with the Company. The agreements generally provide that all inventions or discoveries by the employee related to the Company’s business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without the prior approval of the Company. Mr. Manna has an agreement with the Company which provides for the payment of six months’ severance upon his termination for any reason.

Mr. Zaremba has an agreement for the payment of six months’ annual base salary upon a change in control of the Company. Mr. McManus has an agreement that provides, after a change in control of the Company, for a one-time additional compensation payment equal to a payment of the annual base salary and a bonus of no less than $250,000. Such payment will be made within 60 days after the date such change in control takes effect and Mr. McManus’ employment by the Company ceases. Mr. McManus is not entitled to such payment if he continues in the employ of the Company more than 6 months following what would otherwise be a change in control event. The Company’s employment agreement with Mr. McManus also contains non-competition provisions that preclude him from competing with the Company for a period of 18 months from the date of his termination of employment.

A ‘‘change in control’’ shall be deemed to have occurred in the event (i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or group of such ‘‘persons’’, without the consent of the Board, is or becomes a ‘‘beneficial owner’’ (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, or (ii) of a merger, consolidation or other combination the result of which is the ownership by shareholders of the Company of less than 60% of those voting securities of the resulting or acquiring entity having the power to elect a majority of the Board of Directors of such entity. Notwithstanding the foregoing, no change in control shall be deemed to have occurred requiring payment to Mr. McManus by virtue of (i) any transaction which results in Mr. McManus or a group of persons which includes Mr. McManus, acquiring, directly or indirectly, 30% or more of any class of voting securities of the Company, or (ii) if Mr. McManus continues in the employ of the Company more than 6 months following the occurrence of an event which would otherwise constitute a change in control.

Based on the foregoing, if such payment had been made as of June 30, 2007, Mr. McManus would have received $525,000, Mr. Zaremba would have received $93,000 and Mr. Manna would have received $57,000.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

In addition, and as discussed in the Compensation Discussion and Analysis section above, the Company periodically grants options to purchase Common Stock of the Company to named executive officers. Pursuant to the terms of the Company’s Stock Option Plans, such options generally vest and become fully exercisable upon a change in control, defined generally as: (1) an acquisition by any person or entity of 20% or more of the outstanding shares of the Company or the combined voting power of the Company’s voting shares; (2) replacement of a majority of the members of the Board of Directors of the Company with new members (other than members approved by the incumbent Board); (3) consummation of a merger, consolidation, reorganization or sale or disposition of all or substantially all of the Company’s assets (a ‘‘Business Combination’’) unless the existing stockholders retain more than 50% of the combined voting power of the Company’s voting securities, at least a majority of the incumbent Board members remain on the Board and no person or entity other than the Company, an employee benefit plan or an entity resulting from such Business Combination acquires more than 20% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (4) the Company’s shareholders approval of a complete liquidation or a disposition of the Company.

GRANTS OF PLAN-BASED AWARDS FOR THE 2007 FISCAL YEAR

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (a)
Michael A. McManus, Jr.	—	—	—	—
Richard Zaremba	10/20/2006	12,000	3.45	23,640
Dan Voic	10/20/2006	8,000	3.45	15,760
Ronald Manna	10/20/2006	3,000	3.45	5,910
Frank Napoli	10/20/2006	4,000	3.45	7,880
Dr. W. Paul Constantine	10/20/2006	10,000	3.45	19,700

(a)	The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions: risk-free interest rate of 4.7%; no dividend yield; volatility factor of the expected market price of the Common Stock of 53.8%, and a weighted-average expected life of the options of six years.

OUTSTANDING EQUITY AWARDS FOR THE 2007 FISCAL YEAR

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael A. McManus, Jr.	250,000	—		5.06	10/07/08
	250,000	—		7.375	10/13/10
	150,000	—		6.07	10/17/11
	150,000	—		5.10	09/30/12
	125,000	—		4.66	11/01/13
	125,000	—		5.18	11/01/14
Richard Zaremba	7,500	—		7.3125	08/09/10
	7,500	—		6.12	05/08/11
	16,000	—		6.07	10/17/11
	20,000	—		5.10	09/30/12
	15,000	—		4.70	09/16/13
	8,000	4,000	(1)	8.00	09/15/14
	2,667	5,333	(2)	7.60	09/27/15
	1,000	3,000	(3)	5.82	02/07/16
	—	12,000	(4)	3.45	10/20/16
Dan Voic	7,500	—		7.57	07/28/08
	7,500	—		7.3125	08/09/10
	2,210	—		6.07	10/17/11
	6,700	—		5.10	09/30/12
	15,000	—		4.70	09/16/13
	8,000	4,000	(1)	8.00	09/15/14
	1,667	3,333	(2)	7.60	09/26/15
	625	1,875	(3)	5.82	02/07/16
	—	8,000	(4)	3.45	10/20/16
Ronald Manna	15,000	—		12.33	09/09/07
	10,000	—		18.50	10/21/07
	5,000	—		5.50	01/13/09
	15,000	—		3.09	03/31/09
	15,000	—		7.3125	08/09/10
	10,000	—		6.07	10/17/11
	5,000	—		5.10	09/30/12
	2,667	1,333	(1)	8.00	09/15/14
	667	1,333	(2)	7.60	09/26/15
	250	750	(3)	5.82	02/07/16
	—	3,000	(4)	3.45	10/20/16
Frank Napoli	667	1,333	(2)	7.60	09/26/15
	250	750	(3)	5.82	02/07/16
	—	4,000	(4)	3.45	10/20/16
Dr. W. Paul Constantine	—	—		—	—

(1) Options issued 09/15/04 and vest equally over 3 years
(2) Options issued 09/27/05 and vest equally over 3 years
(3) Options issued 02/07/06 and vest equally over 4 years
(4) Options issued 10/15/06 and vest equally over 4 years

OPTIONS EXERCISES AND STOCK VESTED TABLE FOR FISCAL YEAR 2007

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Michael A. McManus Jr.	20,000	22,000
Richard Zaremba	—	—
Dan Voic	—	—
Ronald Manna	—	—
Frank Napoli	—	—
Dr. W. Paul Constantine	—	—

Stock Options

In September 1991, in order to attract and retain persons necessary for the success of the Company, the Company adopted a stock option plan (the ‘‘1991 Plan’’) which covers up to 375,000 shares of Common Stock. Pursuant to the 1991 Plan, officers, directors, consultants and key employees of the Company are eligible to receive incentive and/or non-incentive stock options. At June 30, 2007, options to purchase 30,000 shares were outstanding under the 1991 Plan at an exercise price of $7.38 per share with a vesting period of two years, options to purchase 327,750 shares had been exercised and options to purchase 47,250 shares have been forfeited (of which options to purchase 30,000 shares have been reissued).

In March 1996, the Board of Directors adopted and, in February 1997, the shareholders approved the 1996 Employee Incentive Stock Option Plan (the ‘‘1996 Plan’’) covering an aggregate of 450,000 shares of Common Stock and the 1996 Non-Employee Director Stock Option Plan (the ‘‘1996 Directors Plan’’) covering an aggregate of 1,125,000 shares of Common Stock. At June 30, 2007, options to purchase 291,278 shares were outstanding at exercise prices ranging from $3.07 to $18.50 per share with a vesting period of immediate to three years under the 1996 Plan and options to acquire 250,000 shares were outstanding at exercise prices ranging from $.73 to $7.60 per share with a vesting period of immediate to three years under the 1996 Directors Plan. At June 30, 2007, options to purchase 138,295 shares under the 1996 Plan have been exercised and options to purchase 197,372 shares have been forfeited (of which options to purchase 182,945 shares have been reissued). At June 30, 2007, options to purchase 808,500 shares under the 1996 Directors Plan have been exercised, options to purchase 90,000 shares have been forfeited (of which none have been reissued) and there are no shares available for future grant.

In October 1998, the Board of Directors adopted and, in January 1999, the shareholders approved the 1998 Employee Stock Option Plan (the ‘‘1998 Plan’’) covering an aggregate of 500,000 shares of Common Stock. At June 30, 2007, options to purchase 385,675 shares were outstanding under the 1998 Plan at exercise prices ranging from $3.07 to $7.60 per share with a vesting period of immediate to three years. At June 30, 2007, options to purchase 72,848 shares under the 1998 Plan have been exercised and options to purchase 106,752 shares under the 1998 Plan have been forfeited (of which options to purchase 69,275 shares have been reissued).

In October 2000, the Board of Directors adopted and, in February 2001, the shareholders approved the 2001 Employee Stock Option Plan (the ‘‘2001 Plan’’) covering an aggregate of 1,000,000 shares of Common Stock. At June 30, 2007, options to purchase 824,298 shares were outstanding under the 2001 Plan at exercise prices ranging from $3.45 to $8.00 per share with a vesting period of one to four years. At June 30, 2007, options to purchase 128,306 shares under the 2001 Plan have been exercised and options to purchase 168,987 shares under the 2001 Plan have been forfeited (of which 142,906 options have been reissued).

In September 2005, the Board of Directors adopted, and in December 2005, the shareholders approved, the 2005 Employee Equity Incentive Plan (the ‘‘2005 Plan’’) covering an aggregate of 500,000  shares of Common Stock and the 2005 Non-Employee Director Stock Option Plan (the ‘‘2005 Directors Plan’’) covering an aggregate of 200,000 shares of Common Stock. At June 30, 2007, there were no options to purchase shares outstanding under the 2005 Plan. At June 30, 2007, options to purchase 75,000 shares were outstanding under the 2005 Directors Plan at an exercise price of $5.42 with a vesting period over four years. At June 30, 2007, no options had been exercised under the 2005 Directors Plan.

The selection of participants, allotments of shares and determination of price and other conditions relating to options are determined by the Board of Directors or a committee thereof, depending on the Plan, and in accordance with Rule 4350(c) of the Qualitative Listing Requirements of the Nasdaq Market. Incentive stock options granted under the plans are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the plans to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Options shall become exercisable at such time and in such installments as provided in the terms of each individual option agreement.

Compensation Committee Interlocks and Insider Participation

Messrs. Alliger, Minetti, O’Neill and Gildea were the members of the Compensation Committee (the ‘‘Compensation Committee’’) during the fiscal year ended June 30, 2007. Except for Mr. Alliger who was President until 1982 and Chairman of the Board until 1996, no such member of the Compensation Committee was an officer or employee during the fiscal year ended June 30, 2007, or former officer, of the Company, and no such member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No interlocking relationship exists between the members of the Company’s Compensation Committee and the Board of Directors or Compensation Committee of any other company.

Share Performance Graph

The following graph compares the cumulative total return on the Company’s Common Stock during the last five fiscal years with the NASDAQ Total U.S. Return Index and the NASDAQ Medical Devices, Instruments and Supplies Index during the same period. The graph shows the value, at the end of each of the last five fiscal years, of $100 invested in the Common Stock or the indices on June 30, 2003. The graph depicts the change in value of the Company’s Common Stock relative to the noted indices as of the end of each fiscal year and not for any interim period. Historical stock price performance is not necessarily indicative of future stock price performance.

	2003	2004	2005	2006	2007
Misonix, Inc.	100	228	183	178	181
NASDAQ Total U.S. Return Index	100	126	127	135	162
NASDAQ Medical Devices, Instruments and Supplies Index	100	143	147	155	186

PROPOSAL TWO

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected the firm of Grant Thornton LLP (‘‘Grant Thornton’’) to act as the Company’s independent registered public accounting firm for the 2008 fiscal year. Grant Thornton will audit the Company’s consolidated financial statements for the 2008 fiscal year and perform other services. While shareholder ratification is not required by the Company’s By-laws or otherwise, the Board of Directors is submitting the selection of Grant Thornton to the shareholders for ratification as part of good corporate governance practices. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Grant Thornton. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

A representative of Grant Thornton is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he desires to do so.

On November 14, 2005, Ernst & Young LLP (‘‘E&Y’’), the Company’s independent registered public accounting firm for the 2005 fiscal year, informed the Company that it was resigning as the Company’s independent auditor.

The report of E&Y on the Company’s financial statements as of and for the fiscal year ended June 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended June 30, 2005 and through the date of E&Y’s resignation, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such year.

On January 23, 2006, the Company engaged Grant Thornton to act as its independent registered public accounting firm as successor to E&Y. The Audit Committee of the Company’s Board of Directors approved the appointment of Grant Thornton as the Company’s independent registered public accounting firm. Accordingly, Grant Thornton has audited the Company’s financial statements for the Company’s 2007 and 2006 fiscal years.

Audit Fees:

Grant Thornton billed the Company $336,449 and $84,240 in the aggregate for services rendered for the audit of the Company’s 2007 and 2006 fiscal years and the review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the Company’s 2007 and 2006 fiscal years.

Audit-Related Fees:

Grant Thornton did not render any audit-related services, as defined by the SEC, to the Company for the Company’s 2007 and 2006 fiscal years.

Tax Fees:

Grant Thornton did not render any tax related services, as defined by the SEC, to the Company for the fiscal year ended June 30, 2007. Grant Thornton billed the Company $38,019 in the aggregate for professional services for tax compliance, tax advice and tax planning for the Company’s 2006 fiscal year.

All Other Fees:

Grant Thornton LLP billed the Company for an audit of the Company’s 401(k) plan ending December 31, 2005 in the amount of $20,800. Grant Thornton did not render any professional services for other services other than those covered in the section captioned ‘‘Audit Fees’’ and ‘‘Tax Fees’’ for the Company’s 2007 and 2006 fiscal years.

Policy on Pre-approval of Independent Registered Public Accounting Firm Services:

The charter of the Audit Committee provides for the pre-approval of all auditing services and all permitted non-auditing services to be performed for the Company by the independent registered public accounting firm, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm include the Audit Committee reviewing audit-related services, tax services, and other services. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Committee. All the services described in ‘‘Tax Fees’’ and ‘‘All Other Fees’’, above, were approved by the Audit Committee in accordance with its pre-approval policies and procedures. The Audit Committee has considered the services provided by Grant Thornton covered under ‘‘Tax Fees’’ and ‘‘All Other Fees’’ and determined that they are compatible with maintaining Grant Thornton’s independence.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The Company will pay the cost of soliciting Proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefore.

SHAREHOLDER PROPOSALS

Shareholder proposals with respect to the Company’s next Annual Meeting of Shareholders must be received by the Company no later than July 14, 2008 to be considered for inclusion in the Company’s next Proxy Statement. Under SEC proxy rules, Proxies solicited by the Board of Directors for the 2008 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s Proxy Statement if the Company does not receive notice of such proposal on or before September 25, 2008, unless the 2008 Annual Meeting is not held within 30 days before or after the anniversary date of the 2007 Annual Meeting.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2007 has been provided to all shareholders. Shareholders are referred to the Report for financial and other information about the Company, but such Report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

THE COMPANY WILL PROVIDE A COPY OF ITS ANNUAL REPORT TO THE SEC (FORM 10-K) FOR THE FISCAL YEAR ENDED JUNE 30, 2007, TO EACH SHAREHOLDER WITHOUT CHARGE (OTHER THAN A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) UPON WRITTEN REQUEST TO:

MISONIX, INC.
1938 New Highway
Farmingdale, NY 11735

By Order of the Board of Directors,
RICHARD ZAREMBA Chief Financial Officer and Secretary

Dated: November 9, 2007

EXHIBIT A

MISONIX, INC.
AUDIT COMMITTEE CHARTER

A.    Purpose

The primary purpose of the Audit Committee (the ‘‘Audit Committee’’) of MISONIX, INC. (the ‘‘Company’’) shall be to assist the Board of Directors (the ‘‘Board’’) in fulfilling its responsibility to oversee the integrity of the Company’s financial reporting process, including the performance of the Company’s systems of internal accounting and financial controls, the Company’s internal audit function, the outside auditors’ qualifications and independence, the Company’s process for monitoring compliance with applicable legal, regulatory and ethics programs, and the annual independent audit of the Company’s financial statements. A purpose of the Audit Committee shall also be to prepare the Audit Committee report to be included in the Company’s proxy statement for the annual meeting of shareholders and any other meeting of shareholders at which members of the Board are to be elected.

In discharging its oversight role, the Audit Committee shall have the power to investigate any matter that comes to its attention, with full access to all books, records, facilities and personnel of the Company. The Audit Committee shall also have the power to retain (at the Company’s expense) outside counsel, auditors or other advisors as it determines necessary to carry out its purposes and to determine the engagement terms and fees of such outside counsel, auditors and other advisors. The outside auditors are ultimately accountable to the Audit Committee and shall report directly to the Audit Committee.

The Audit Committee shall review the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

B.    Membership

The Audit Committee shall comprise not less than three (3) members of the Board, each of whom shall be independent as defined below. The Audit Committee’s composition will meet the requirements of the Qualitative Listing Requirements of the Nasdaq Stock Market and all applicable federal securities laws.

The members of the Audit Committee shall be appointed by the Board and shall be subject to removal by the Board.

1.    Independence

No Audit Committee member shall qualify as ‘‘independent’’ unless the Board affirmatively determines that the member has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) and otherwise meets the standards for independence of the Nasdaq Stock Market and any applicable federal securities laws.

2.    Financial Expertise and Experience

At least one (1) member of the Audit Committee shall be an ‘‘audit committee financial expert’’ as defined in rules promulgated by the Securities and Exchange Commission. All members of the Audit Committee shall be financially literate, as defined in the Qualitative Listing Requirements of the Nasdaq Stock Market.

C.    Key Responsibilities

The Audit Committee’s job is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the outside auditors are responsible for auditing those financial statements. The Audit Committee is not responsible for planning or conducting audits or determining that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable rules and regulations. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditors’ work.

The Audit Committee shall meet at least four times per year, or more often as necessary to perform the duties and responsibilities of the Audit Committee as set forth herein. The Audit Committee shall report to the Board at its next meeting after each Audit Committee meeting.

The following are functions of the Audit Committee in carrying out its oversight function.

1.    Selection and Compensation of the Outside Auditors

The Audit Committee shall have the sole authority and direct responsibility to select, evaluate and, where appropriate, replace the outside auditors. In connection therewith, the Audit Committee is responsible for determining the engagement terms and fees of the outside auditors and for resolving disputes between management and the outside auditors regarding financial reporting.

2.    Pre-Approval of Audit and Non-Audit Services

All auditing services provided to the Company by the outside auditors shall be pre-approved by the Audit Committee.

Additionally, the Audit Committee or one or more of its members shall review any non-audit services provided to the Company by its outside auditors and, except for certain de minimis1 services to the extent permitted by law, shall pre-approve any such non-audit services. The Audit Committee shall be responsible for determining the engagement terms and fees of any non-audit services to be provided by the outside auditors. The Audit Committee shall not approve the engagement of the Company’s outside auditors to perform any non-audit services that are prohibited by Section 10A(g) of the Securities Exchange Act of 1934, as amended, or any rules promulgated thereunder.

The decisions of any member of the Audit Committee to whom authority is delegated to approve any activity by the outside auditors shall be presented to the full Audit Committee at its next meeting.

The Audit Committee shall consider whether the outside auditors’ performance of any proposed non-audit services is compatible with the outside auditors’ independence.

3.    Meetings with and Reports from Outside Auditors

(a)    The Audit Committee shall periodically meet with management and the outside auditors in separate executive sessions.

(b)    The Audit Committee shall review and discuss with management and the outside auditors the audited financial statements and related footnotes and the Management’s Discussion and Analysis to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K). Such review and discussion shall include the analysis and judgment of management and the outside auditors about the appropriateness and quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee shall review and consider with management and the outside auditors the matters required to be discussed by Statement on Auditing Standards (‘‘SAS’’) No. 61. The Audit Committee shall recommend to the Board whether, based on the review and discussions described herein, the financial statements should be included in the Company’s Annual Report on Form 10-K.

[1]	De minimis services are defined in Section 202 of the Sarbanes-Oxley Act (Section 10A(i)(1)(B) of the Securities Exchange Act) as services that meet the following criteria: (1) all such services must in the aggregate constitute no more than 5% of the revenues paid by the company to the outside auditor; (2) such services must not have been recognized by the company as non-audit services at the time of the engagement for such services and (3) such services are brought to the attention of the audit committee (or one or more members of the committee to whom the approval of such services has been delegated) and are approved by the committee or such members(s) before the completion of such services.

(c)    The Audit Committee shall review and discuss with management and the outside auditors the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission. This review will occur prior to each filing by the Company of its Quarterly Report on Form 10-Q.

(d)    The Audit Committee shall review and discuss with management and the outside auditors the accounting policies and assumptions which may be viewed as critical, the alternative treatments of financial information within generally accepted accounting principles that the outside auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors. The Audit Committee shall review and discuss with management and the outside auditors any significant changes in the accounting policies of the Company and accounting and financial reporting pronouncements and proposed rules that may have a significant impact on the Company’s financial reports.

(e)    The Audit Committee shall review and discuss with management and the outside auditors (i) any financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company but are necessary to understand how significant aspects of the Company’s business are conducted; and (ii) material transactions or courses of dealing with parties related to the Company.

(f)    At least annually, the Audit Committee shall obtain and review a report by the outside auditors describing the following: (i) the outside auditors’ internal quality control procedures; and (ii) any material issues raised by the most recent internal quality control review, or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years respecting one (1) or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues.

(g)    The Audit Committee shall evaluate the qualifications, performance and independence of the outside auditors and the lead audit partner (including the rotation of the lead audit partner) and present the conclusions of the Audit Committee to the entire Board. In evaluating the outside auditors, the Audit Committee shall consider whether it is appropriate to rotate outside auditing firms.

(h)    The Audit Committee shall: (i) request from the outside auditors annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1; (ii) discuss with the outside auditors any such disclosed relationship and its impact on the outside auditors’ independence; and (iii) determine any appropriate action in response to the outside auditors’ report to satisfy itself of the auditors’ independence.

(i)    The Audit Committee shall meet separately with the outside auditors, with and without management present, to discuss the results of their audits, including any audit problems or difficulties and management’s response.

(j)    The Audit Committee shall review and discuss with management, the outside auditors and the Company’s Chief Financial Officer, the adequacy and effectiveness of the Company’s internal controls, including the Company’s legal and regulatory compliance programs and the application of the Company’s code of ethics to the senior financial officers. The Audit Committee shall review and discuss the Company’s legal and regulatory compliance programs with the Company’s General Counsel.

(k)    The Audit Committee shall review and discuss the Company’s guidelines and policies to govern the process by which risk assessment and risk management is undertaken and its programs for monitoring and controlling major financial risks.

(l)    The Audit Committee shall review and discuss with the Company’s Chief Executive Officer and Chief Financial Officer their evaluation of the Company’s disclosure controls and procedures.

4.    Other Matters

(a)	Legal Proceedings and Contingent Liabilities

The Audit Committee shall review with management material and pending or overtly threatened legal proceedings involving the Company and other material contingent liabilities.

(b)	Press Releases and Information Provided to Analysts and Ratings Agencies

The Audit Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (through a discussion of the types of information to be disclosed and the types of presentations to be made). In addition, the Audit Committee may delegate the review of individual press releases or presentations to the Audit Committee’s chairman or another member of the Audit Committee.

(c)	Proxy Statement Report

The Audit Committee shall prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company’s proxy statement for the election of members of the Board. The report will address all issues required by the Securities and Exchange Commission.

(d)	Procedures for Employee Complaints and Concerns

The Audit Committee shall establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(e)	Hiring Practices for Employees of Outside Auditor

The Audit Committee shall set clear hiring practices for employees or former employees of the outside auditors; such practices to be in accordance with applicable federal securities laws.

(f)	Annual Self-Evaluation

The Audit Committee shall perform an annual self-evaluation to determine the extent to which it fulfilled its obligations as described in this Charter or otherwise required by applicable listing standards, regulations or law.

PROXY

MISONIX, INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael A. McManus, Jr. and Richard Zaremba, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, held of record by the undersigned on November 1, 2007 at the Annual Meeting of Shareholders to be held on December 11, 2007 or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

ACCOUNT NUMBER	NO. OF SHARES

1.	Election of Directors: Michael A. McManus, Jr., Howard Alliger, T. Guy Minetti, Thomas F. O’Neill, John W. Gildea, Charles Miner, III MD

FOR all Nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all Nominees listed	(Instruction: To withhold authority to vote for one or more individual nominees write the nominee’s name(s) in the line provided below).

2.    Ratification of the selection of Grant Thornton LLP as independent registered public accounting firm.

FOR	AGAINST	ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of all Directors and Proposal 2.

Please sign exactly as name appears hereon.

(Signature)

(Signature if held jointly)
Dated
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the Proxy.
PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.